UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

Maximum Dynamics, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-49954	84-1556886
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

Unit 6, College Park
Parklands, South Africa 7441
(Address of principal executive offices)

+1.857.559.6381
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Contents:

Item No. 2.02	-	Results of Operations and Financial Condition
Item No. 3.01	-	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item No. 4.01	-	Changes in Registrant’s Certifying Accountant
Item No. 5.02	-	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item No. 8.01	-	Other Events

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Item No. 2.02 - Results of Operations and Financial Condition

POSITIVE EVENTS

The company has secured a pilot with a subsidiary of a major international transport company that is funding the pilot. If the pilot is successful, it will lead to a purchase of 250 Tagnet Business Units as well as the SmartLoader systems. This pilot and sale is particularly significant as it represents a reference site for the transport company. If the reference site is successful, then the transport company has indicated that they would be interested in playing a major role, and obtaining share holding, in Tagnet-International. The cooperation of the transport company alone would likely result in tens of thousands of sales of Tagnet products each year.

Glipstrup has made a verbal commitment to purchase 200 more Tagnet units for their trucks in Poland.

The management of the company has been speaking with several groups who are interested in making substantial investments into both the company and Tagnet, which would be beneficial to the company’s share holders and provide the company with additional business opportunities. Negotiations to date appear to be very positive and are expected to lead to a substantial installation of a Tagnet reference site. The company will make announcements on the company website, and using form 8-K, regarding the conclusion of any business arrangements that are expected to impact positively on the share holders.

The company will not be publicly releasing the names of clients or groups with whom the company is negotiating until after each business opportunity is fully secured.

Currently, management of the company believes that the company will reach substantial profitability before the end of this year by focusing on closing sales and implementations of Tagnet and the Point of Sale Business (POS) that it currently has in Africa, the EU, Mexico and the U.S. Therefore, management is eliminating any and all expenses and projects that are not related to Tagnet and POS until it can afford to resume the other more speculative business projects and other humanitarian business projects.

The exclusivity of the MPOS distribution agreement has been mutually cancelled in order to allow the company to use more than one terminal for a variety of different needs. As sales of MPOS units have been slow and requirements related to Tagnet have demonstrated the need for a variety of terminals, management feels that exclusivity of the MPOS product is actually hindering progress in the POS business of the company.

The remaining staff that are assisting with operations of the company are working on a volunteer basis until sufficient revenues or finances are generated from sales of Tagnet and on the basis that most of them are shareholders. This group consists of about five people, including the remaining officers, and the highest priorities at this point in time are to close sales, recover from the trading halt, downsize, negotiate debt and raise finance.

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As a result of the poor financial condition of the company, the company will be making fewer press releases and will instead utilize form 8-K and the web site in order to publish important information.

Item No. 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

EFFECTS OF THE RECENT TRADING SUSPENSION AND DOWNSIZING

The principal management of the company had planned to sell a small portion of their founder stock to pay off the debts of the company and become current with all of the company’s most critical accounts by the end of February 2005. At the end of February, the Securities and Exchange Commission (SEC) temporarily suspended trading of the company’s stock for 10 days without notice. Since the start of the trading suspension, management of the company believes that it has provided sufficient evidence to the SEC to demonstrate that the company’s press releases and filings were correct with respect to the reasons stated by the SEC for the trading suspension. However, the SEC was unwilling to lift the trading suspension within the four day period required for market makers to resume quotations for the stock of the company.

Trading of the stock of the company has resumed since the recent temporary trading suspension of the stock of the company, however, it is expected take several weeks for market makers to complete the required filings to begin quoting the company’s stock again. Management is working with market makers and the SEC to resolve this issue as quickly as possible.

As a result of the inability to raise finance to sustain the company’s operations and become current on its debts, through the sale of founders stock as planned, by the end of February 2005, the company has been forced to undergo a rapid and major downsizing across the board. This downsizing is the primary reason for the changes in company counsel and auditors. Remaining management of the company has concluded that it will not be able to afford to produce its audited financial statements, retain corporate counsel or maintain its various offices, until such time as the company has sufficient income to support its global operations.

The company continues to work with the SEC and has appointed one of its remaining employees in the compliance office to help the SEC gather information required for their investigation, however, the lack of funds and personnel has substantially diminished the company’s capability to provide information to the SEC in as timely a fashion as the SEC would like.

Item No. 4.01 - Changes in Registrant’s Certifying Accountant

CHANGES IN THE REGISTRANT’S CERTIFYING ACCOUNTANT

The company has elected to discontinue the services of its current auditor Cordovano and Honeck, P.C. primarily due to the costs associated with maintaining audited financial statements. Given the recent trading halt and the lack of financing that has resulted, management is of the opinion that the company should trade on the Pink Sheets until such time as the income and profit of the company justify the expense of becoming fully reporting again in the future.

Item No. 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

CHANGES IN THE REGISTRANT’S MANAGEMENT

The contractors and the principal managers of the company have been left in extreme financial distress as a result of the temporary trading suspension and this has taken its toll. As such, the Chief Financial Officer of the company, Joshua Wolcott, has reluctantly resigned from the company, on good terms, due to personal hardships, including financial and quality of life issues.

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Item No. 8.01 - Other Events

Liquidation Plan. The Company decided on July 20, 2005, to immediately pursue the following liquidation plan:

(1)
Aggressively pursue the sale of its 80% equity stake in Tagnet International, S.A. (“Tagnet”) to a single buyer under the following proposed terms: (a) Tagnet’s assets will be sold for cash to a single buyer; (2) the single buyer will form a new company to continue the operations of Tagnet (“New Tagnet”) with new management team; and (3) New Tagnet will offer the Maximum Dynamics, Inc. shareholders the opportunity to exchange their shares of Maximum Dynamics, Inc. common stock for New Tagnet shares of common stock; and

(2)
Business operations of its South African subsidiary, Maximum Dynamics, Inc. SA (Pty) Ltd., have been formally closed and, as of July 20, 2005, placed into liquidation. Keto Business Solutions, (Pty) Ltd. was sold off for the equivalent of the cost of incorporation. There were no assets of value from either of the South African companies to be liquidated; and

(3)	Upon the completion of the asset sale, the Company intends to completely liquidate in accordance with Colorado law and distribute any available assets to the Company’s shareholders.

The Company has concluded that it will be unable to sustain its operations due to limited or irregular cash flow from current operations and the Company's inability to raise working capital through the sale of its common stock. Further, the Company has lost most of its employees through resignations.

On February 24, 2005, the Commission temporarily suspended trading of the common stock of the Company. The Commission, in the Release announcing the suspension (Securities and Exchange Act of 1934 Release 51247, dated February 24, 2005), stated: “The Commission temporarily suspended trading in the securities of Maximum because of questions regarding the accuracy of assertions to investors by Maximum in its most recent periodic filing (Form 10-QSB, filed December 3, 2004), and a press release dated January 10, 2005, concerning, among other things: 1) the reason why Maximum has experienced delays in fulfilling orders of its Tagnet product offering; and 2) that Maximum has signed an agreement that will enable it to offer its point-of-sale solutions to the prepaid market in Mexico and the United States.”

The temporary suspension of the trading of the Company’s common stock on the Over the Counter Bulletin Board has significantly hindered the ability of the Company to raise working capital through the sale of shares of its of Common Stock. While the Company will seek to provide information to the Commission to resolve any questions about the accuracy of the Company’s public filings raised in Commission Release 51247, the Company does not currently believe that it can afford the legal costs of contesting and seeking the removal of the suspension of the trading of its securities on the Over the Counter Bulletin Board or any related consequences of the suspension of trading, or that the market for the Company’s common stock will revive or can be sustained upon the lifting of the trading suspension and under current circumstances. The senior management of the Company has concluded that the best interests of the public shareholders of the Company will be best served by the liquidation plan.

The Company has been pursuing potential buyers of the assets of its subsidiaries since March 2005. This effort has included the Company approaching public companies about acquiring Tagnet as proposed under the liquidation plan. While there have been some expressions of interest from potential buyers and discussions with certain of those interested potential buyers, there can be no assurance that Maximum Dynamics, Inc. can sell its assets, do so on commercially reasonable terms and conditions, or sell Tagnet as proposed above or at all.

The Company will maintain a website with the latest information regarding the Company, its status, a method to get in contact with the Company and management and to advise shareholders how they can participate in any exchange of Company common stock for “New Tagnet” common stock.

On July 20, 2005, The Company issued a press release regarding the liquidation plan. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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INTERNET ATTACKS

There appear to be an excessive number of negative rumors floating on the internet regarding the condition of the company and the officers. Some of these rumors have been accompanied by defamation of the company and its officers and the business advisory board members. It is the opinion of management that some of these negative remarks and false allegations go far beyond the normal negative criticism that may be expected and some remarks, in particular, are false and libel. Organizations, such as Raging Bull, have chosen to ignore repeated requests by the company to investigate these matters and expose the offending parties. Management believes that the purpose of these remarks are intended to reduce share holder confidence and that these and other tactics have been in use by certain suspects who are currently the subject of investigation by law enforcement authorities. The primary source of these attacks appears to emanate from South Africa. Management is currently working with law enforcement authorities from its operations center in South Africa in order to locate the sources of these internet postings and emails and has had some success.

Management of the company only recently became aware of the lengthy period of time that the anonymous internet and email attacker may have been disseminating false information. This false information was intended to discredit the company in the eyes of prospective clients of the company and, as yet, other unknown recipients. There is no doubt that the anonymous internet attacker has played a major role in attempting to discredit the company and the officers of the company during the SEC investigation and the offenders appear to have started their efforts in early 2004. Until this unfortunate situation draws to a conclusion, management is advising the public and the share holders to expect more salacious and false allegations to appear on the internet and in the form of emails.

Recipients of inflammatory emails regarding the company are asked forward these messages to the company as soon as they are received, with the email headers if possible.

Until the anonymous internet attackers are brought to justice, management is providing a warning to investors to rely on the company itself as the sole source of information regarding the company.

RESPONSIVENESS VIA EMAILS AND THE COMPANY WEB SITE

Due to the priorities of the staff being focused on income generating activity, email queries from share holders may experience delays in response of up to two weeks. In addition, the email system itself is not entirely reliable as some people have indicated that they have sent emails that were never received by our office. This unusual phenomenon has been occurring without resolution or explanation for several months and is now considered to be a problem worth mentioning to those who may be trying to contact us via email. Interference with the email system may in some way be related to the internet hacking.

The company’s web site will be changed over the next few months to reflect the focus of business, which will now become Tagnet and POS. If the company’s web site is offline for any reason, then shareholders should reference the following alternate web site for important information.

Alternate Web Site: http://www.geocities.com/mxdycentral/Maximum.html

Due to time constraints and the reduction of resources, investors should not expect timely updates to the Executive Corner and the company may eliminate use of the Executive Corner of the web site altogether..

CHANGES IN THE REGISTRANT’S OFFICE OF RECORD

Due to the outstanding debt of the company to the landlords of the U.S. offices and the company’s temporary inability to sustain these offices, the company’s U.S. offices have closed as of March 12, 2005. Because the company has been locked out of its network operation center, the web site of the company may temporarily be suspended while it is being moved. If the site is down for any period of time greater than two days, while it is being transferred, then information regarding the company will be posted on the alternate site: http://www.geocities.com/mxdycentral/Maximum.html

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The company is attempting to secure a new U.S. mailing address and voice mail number; however, from this point forward all correspondence, telephone calls, etc. should be directed to the company’s operations center in South Africa:

Global Operations Center:
Unit 6, College Park
Parklands, 7441
South Africa
Tel: +27.21.556.1155
Fax: +27.21.557.7827

Alternate Web Site: http://www.geocities.com/mxdycentral/Maximum.html

CHANGES IN THE REGISTRANT’S COMPANY COUNSEL

The company’s legal council, Abrams Garfinkel Margolis Bergson, LLP, has resigned as of March 1, 2005. Legal council did not specify a reason; however, it is most likely due to the outstanding debt owed. The resignation was not opposed by management of the company because of the cost associated with the representation and the current outstanding debt with the former company council.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Maximum Dynamics, Inc.

By:	/s/ Eric Majors
Eric Majors, President

July 20, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	July 20, 2005 Press Release by Maximum Dynamics, Inc. announcing liquidation plan.